                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                           EXPLORE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

Explore Technologies Inc.
#201-1166 Alberni Street                     Ph: (604) 689-7100
Vancouver BC Canada V6E 3Z3                  Fax: (604) 689-8988

July 23, 2001

Dear Shareholder:

On behalf of the Board of Directors (the "Board") of Explore Technologies Inc. (the "Company") I cordially invite you to the Annual General Meeting of Shareholders (the "Annual Meeting") to be held on Monday, August 27, 2001 at 1:00 p.m., Pacific Standard Time (PST) at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington, 98104. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

(i)    To consider and vote for the election of Directors;

(ii) To approve the appointment of the firm Morgan & Company, independent certified public accountants, as the Company's auditors; and

(iii) To ratify and approve the Company's 2000 Combined Incentive and Nonqualified Stock Option Plan; and

(iv) To provide the Board of Directors authorization to Roll Back the Issued and Outstanding shares of the Company Ten to One (10:1); and

(v)    Any other business that may be lawfully brought before the Annual
       Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this letter.

Only Shareholders of record at the close of business on July 20, 2001 are entitled to notice of the Annual Meeting and to vote at the Meeting or at any continuance(s) or any adjournment(s) thereof. Each share of stock is entitled to one vote per share at the meeting.

I hope you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy form and return it by fax to
(604) 689-8988 or by mail to: #201-1166 Alberni Street, Vancouver, British Columbia, Canada, V6E 3Z3, Attention: Rod Jao. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy form.

To assist the Company in making arrangements for the meeting, please notify Rod Jao of the Company by telephone (604) 689-7100 or Fax (604) 689-8988 before August 15, 2001 if you plan to attend the meeting in person.

                                              By Order of the Board of Directors

                                              /s/ Rod Jao

                                              Rod Jao
                                              Chief Executive Officer

                           EXPLORE TECHNOLOGIES INC.
                            #201-1166 Alberni Street
                          Vancouver BC V6E 3Z3 Canada

                            NOTICE OF ANNUAL MEETING
                               OF SHAREHOLDERS OF
                           EXPLORE TECHNOLOGIES INC.

--------------------------------------------------------------------------------

To the Shareholders of Explore Technologies Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of the Shareholders of Explore Technologies Inc. (the "Company") will be held on Monday, August 27, 2001 at 1:00 p.m. Pacific Standard Time, at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington, 98104.

At the Annual Meeting, the shareholders will be asked to: (i) To consider and vote for the election of Directors; (ii) To approve the appointment of the firm Morgan & Company, independent certified public accountants, as the Company's auditors; (iii) To approve Company's 2000 Combined Incentive and Nonqualified Stock Option Plan; (iv) To provide the Board of Directors authorization to Roll Back the Issued and Outstanding shares of the Company Ten to One (10:1) without further shareholder approval; (v) Any other business that may be lawfully brought before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only Shareholders of record at the close of business on July 20, 2001 are entitled to notice of and to vote at the Annual Meeting or at any continuance(s) or any adjournment(s) thereof. Each share of stock is entitled to one vote per share at the meeting.

The election of Directors will be determined by plurality vote. Approval of the appointment of the Company's auditors and all other proposals will require the affirmative votes of a majority of the voting shares of Explore Technologies Inc., represented in person or by proxy, which are cast at the Annual Meeting.

To assist the Company in making arrangements for the meeting, please notify Rod Jao of the Company by telephone (604) 689-7100 or Fax (604) 689-8988 before August 15, 2001 if you plan to attend the meeting in person.

                                              By Order of the Board of Directors

                                              /s/ Rod Jao

                                              Rod Jao
                                              Chief Executive Officer


PLEASE NOTE: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Even if you plan to attend the Annual Meeting, please fill in, date, sign and mail promptly the enclosed proxy to ensure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting in person, you may vote in person if you wish to do so even though you have previously sent in your proxy. PLEASE MAIL YOUR PROXY PROMPTLY AND SAVE THE COMPANY THE EXPSENSE OF ADDITIONAL REQUESTS FOR PROXIES.

                           EXPLORE TECHNOLOGIES INC.
                           #201-1166 Alberni Street
                          Vancouver BC V6E 3Z3 Canada

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                               ----------------

General

This Proxy Statement is furnished to shareholders of Explore Technologies Inc., a Nevada Corporation (the "Company"), in connection with the solicitation of proxies to be voted at the Company's next Annual Meeting of Shareholders. The Annual Meeting will be held on Monday, August 27, 2001 at 1:00 p.m. Pacific Standard Time, at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington, 98104. The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement was mailed to the shareholders of Record of the Company as of July 20, 2001 accompanied by the Company's 2000 Annual Report to Shareholders.

At the Meeting, the following matters will be considered and voted upon:

     1. Proposal No. 1. Election of Keith Andrews, Rod Jao, and Cecil Morris as Directors to hold office until the 2002 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified. (See "Proposal One- Election of Directors"); and

     2. Proposal No. 2. Appointment of Morgan & Company as the Company's independent certified public accountants for the 2001 fiscal year. (See "Proposal Two -Independent Public Accountants"); and

     3. Proposal No. 3. To ratify and approve the Company's 2000 Combined Incentive and Nonqualified Stock Option Plan. (See "Proposal Three - Approval of 2000 Combined Incentive and Nonqualified Stock Option Plan"); and

     4. Proposal No. 4. To provide the Board of Directors authorization to Roll Back the Issued and Outstanding shares of the Company Ten to One (10:1) at the Board's discretion without further Shareholder approval. (See "Proposal Four -Approval to Roll Back the Issued and Outstanding Shares of the Company"); and

     5. General. Any other business that may be lawfully brought before the Annual Meeting. (See "General").

The Board of Directors recommends that shareholders vote FOR all nominees for Director listed in Proposal No. 1 and FOR Proposal Nos. 2, 3, 4 and 5.

              INFORMATION CONCERNING PROXY SOLICITATION AND VOTING


Voting Rights

The Outstanding voting securities of the Company on July 20, 2001 was ________________ shares of Common Stock, par value $0.001 per share ("Common Stock"). Holders of Common stock at the close of business on July 20, 2001 (the "Record Date") will be entitled to one vote at the Annual Meeting for each share of Common Stock held of Record by them.

Voting and Revocation of Proxies
--------------------------------

By completing and returning the accompanying proxy form, the shareholder authorizes Rod Jao, or in his place, Keith Andrews, as designated on the face of the proxy form (the "Proxy Holder"), to vote all shares for the shareholder.
All proxies returned to the Company that are properly signed and dated will be voted by the Proxy Holder as the shareholder directs.

If no direction is given, valid proxies will be voted by the Proxy Holder:

   1.  FOR the election of the persons nominated as directors; and

   2. FOR the appointment of Morgan & Company as the Company's independent certified public accountants for the 2001 fiscal year; and

   3. FOR approval of the Company's 2000 Combined Incentive and Nonqualified Stock Option Plan; and

   4. FOR the Board of Directors to Roll Back the Issued and Outstanding Common shares of the Company 10:1 without further shareholder approval; and

   5. Additionally, the shares represented by a valid proxy will be voted by the Proxy Holder in his discretion, on any other matters that may properly come before the Annual Meeting and that the Company did not have notice of as of June 15, 2001. The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the proposals described above. In the event that any director nominee is unable to serve, the Proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

A proxy may be revoked by (i) delivering a written statement to the President of the Company stating that the proxy is revoked, (ii) by delivering to the President of the company or presenting at the Annual Meeting a new proxy executed on a later date by or on behalf of the person or entity executing the prior proxy, or (iii) by voting in person at the Annual Meeting. A revoked proxy will not be voted.

Quorum and Voting Requirements

A quorum of the voting shares of the Company must be present at the Annual Meeting for vote to be taken. Under Nevada law and the Company's certificate of Incorporation and Bylaws, a quorum will be present if not less than one percent (1%) of the outstanding shares of stock entitled to vote are present, in person or by proxy duly authorized. Under Nevada law and the Company's Certificate of Incorporation and Bylaws, abstensions and broker non-votes will be counted for the purposes of determining whether a quorum is present at the Annual Meeting.

With regard to Proposal No. 1, directors are elected by a plurality of the shares present in person or by proxy and voting at the Annual Meeting. With regard to the election of directors, votes may be cast in favour or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

The appointment of auditors under Proposal No. 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. With regard to Proposal No. 2, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

With regard to Proposal No. 3, the approval of the Company's 2000 Combined Incentive and Nonqualified Stock Option Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. With regard to Proposal No. 3, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

With regard to Proposal No. 4, to provide the Board of Directors authorization to Roll Back the Issued and Outstanding shares of the Company Ten to One (10:1) at the Board's discretion without further Shareholder approval requires the affirmative vote of a majority of the votes cast at the Annual Meeting. With regard to Proposal No. 4, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

With regard to Proposal No. 5 any other business that may lawfully be brought before the Meeting will be voted by the Proxy Holder in his discretion. With regard to Proposal No. 5, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.


Adjournment of Annual Meeting

In the event that Proxies representing sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the Proxy Holder may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. At such adjournments the proxies will continue to be valid and, once a quorum is present in person or by proxy, directors may be elected by plurality vote and the Company will otherwise conduct the business of the Annual Meeting. The Proxy Holder will vote in favour of any such proposed adjournments.

Solicitation

The solicitation of proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees and representatives of the Company may solicit proxies by telephone, mail or personal interviews and arrangements will be made with banks, brokerage firms and others to forward solicitation materials to the beneficial owners of shares held of record by them.

The total cost of all such solicitation efforts, including reimbursement of expenses of brokers and other nominees, will be borne by the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of January 31, 2001 with respect to (i) each person who is known to the Company to beneficially own more than five percent of the outstanding shares of Common Stock of the Company, (ii) the beneficial ownership of such securities by each executive officer and director of the Company, and (iii) the beneficial ownership of all such securities by all or the Company's directors and executive officers as a group. Stock is considered "beneficially owned" by a person if such person, directly or indirectly, through any contract, arrangement, understanding or otherwise, has or shares: (i) voting power for the stock; and/or (ii) investment power for the stock (including the power to dispose of the stock). Such "beneficial ownership" also includes stock that a person has the right to acquire within 60 days of January 31, 2001. Unless otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them, subject to applicable community property laws. The percentage ownership for each person is calculated assuming that all the stock that could be acquired by that person within 60 days, by option exercise or otherwise, has in fact been acquired and that no other shareholder has exercised a similar right to acquire additional shares.

Class of         Name and Address of      Amount and Nature of     Percent of
Shares           Beneficial Owner         Beneficial Ownership     Class of
                                                                   Shares
Common

Common

Common

Common      /1/Rod Jao                    Nil                      0%
            #201-1166 Alberni Street
            Vancouver BC V6E 3Z3
Common      /2/Keith Andrews              Nil                      0%
            627 Moberly Road
            No. 602
            Vancouver BC V5Z 4B3

______________________________
/1/ CEO, President, Director.  No shares held directly
/2/ Secretary, Director.  No shares held directly

Common      /3/Cecil Morris                  690,625             4.53%
            03 The Tides, Royal Road
            Cape Town, South Africa
--------------------------------------------------------------------------------
Common

Common      All Directors and Executives     690,625             4.53%
            as a Group


                     PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

Two current directors, Rod Jao and Cecil Morris are proposed to be elected at the Annual Meeting. Mr. Charlo Barbosa is unable to serve as a Director for the ensuing year. The Board of Directors is proposing Mr. Keith Andrews to act as a third Director.

Directors and Executive Officers of the Company

The following table sets forth certain information concerning Directors and Executive Officers of the Company and certain Officers/Directors of the wholly owned subsidiaries of the Company.

--------------------------------------------------------------------------------
                                                          Began to Serve as
Name               Age      Positions Held                an Officer or Director
--------------------------------------------------------------------------------
Rod Jao            29       CEO, President, Director      2000
--------------------------------------------------------------------------------
Keith Andrews      42       Secretary, Director           2001
--------------------------------------------------------------------------------
Cecil Morris       70       Director                      2001
--------------------------------------------------------------------------------

No family relationships exist among any of the Directors or Officers. All Directors hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.

The principal occupations of the Executive Officers and Directors named above for at least the past five (5) years are as follows:

Keith Andrews is currently the Vice President-Strategic Alliances for Verb Exchange(TM), a Vancouver Unified Communications company, responsible for negotiating partnership and alliance agreements. Prior to joining Verb Exchange
(TM), Mr. Andrews ran his own successful consulting firm for 10 years providing services, strategies and contract negotiating skills to major corporations. He has worked with AT&T, Spectra Group, IMG, and Keg Restaurants. Mr. Andrews has been responsible for major sponsorship and alliance negotiations involving renowned firms such as Molson Breweries, Labatt's, Nike, Coca Cola, Pepsi, JBL, BOSE, and major sports affinity associations. Mr. Andrews also sits on the Board of Codeworx a Vancouver, B.C. software application development firm.


______________________
/3/ Director. 690,625 shares held directly

Rod Jao has been employed as the President and Director of UWANTCASH.com, Inc. Mr. Jao is an entrepreneur and is the principal of his own consulting company, which offers project management services, private franchise business development and advice on investment strategy. Mr. Jao is also a sought-after speaker in the private franchise industry with extensive experience in the areas of management, projects, administration, budgeting and design.

Cecil Morris is a freelance Internet business consultant based in Cape Town, South Africa with expertise in software programming.


Significant Employees

There are presently no significant employees of the Company other than the Directors and Officers of the Company.


Standing Audit Committee

The Company does not presently have an appointed Standing Audit Committee.


Accounting Fees

Audit Fees

Aggregate fees rendered for the audit of the Registrant's Annual Financial Statements for the most recent fiscal year and the reviews of the Registrant's Form 10KSB for that fiscal year totaled US$3,000.

Financial Information System Design and Implementation Fees

The Company incurred no aggregate fees billed for professional services rendered for Financial Information System Design and Implementation.


All Other Fees

The Company incurred no aggregate fees billed for services rendered by the Principal Accountants other than the services covered under "Audit Fees" in this section.


                             Executive Compensation

Summary Compensation

The following table sets forth the compensation of the Chief Executive Officer of the Company and certain other highly compensated Executive Officers of the Company for each of the Company's last three fiscal years whose total salary and bonus for the year ended January 31, 2001.

The Company and its subsidiaries have no pension or retirement plan for its Executive Officers. The Company prefers to pay higher cash compensation in lieu of making substantial pension plan contributions. The Company and its subsidiaries have adopted informal, unwritten bonus plans for its employees and executive officers. Under the plans, each Company's Board of Directors typically evaluates the Company's productivity and allocates bonuses twice a year based primarily on such productivity and the employee's performance.


                           Summary Compensation Table

-------------------------------------------------------------------------------------------------------------------------
  Name and      Year       Salary    Bonus     Other Annual      Restricted Stock   Options       Pay        All Other
  Position                  Per                Compensation           Awards         /SARs        outs     Compensation
                           Annum
-------------------------------------------------------------------------------------------------------------------------
Rod Jao,        Fiscal     -0-       -0-           -0-                 -0-          150,000        -0-         -0-
CEO              2000
-------------------------------------------------------------------------------------------------------------------------
 Keith           Fiscal     -0-       -0-           -0-                 -0-            -0-          -0-         -0-
 Andrews,        2000
 Secretary
-------------------------------------------------------------------------------------------------------------------------
Cecil           Fiscal     -0-       -0-           -0-                 -0-            -0-          -0-         -0-
 Morris,         2000
Director
-------------------------------------------------------------------------------------------------------------------------
 Rod Jao,       Fiscal     -0-       -0-           -0-                 -0-            -0-          -0-         -0-
 CEO             1999
-------------------------------------------------------------------------------------------------------------------------
 Keith          Fiscal     -0-       -0-           -0-                 -0-            -0-          -0-         -0-
 Andrews,        1999
 Secretary
-------------------------------------------------------------------------------------------------------------------------
 Cecil          Fiscal     -0-       -0-           -0-                 -0-            -0-          -0-         -0-
 Morris,         1999
 Director
-------------------------------------------------------------------------------------------------------------------------
 Rod Jao,       Fiscal     -0-       -0-           -0-                 -0-            -0-          -0-         -0-
 CEO             1998
-------------------------------------------------------------------------------------------------------------------------
 Keith          Fiscal     -0-       -0-           -0-                 -0-            -0-          -0-         -0-
 Andrews,        1998
 Secretary
-------------------------------------------------------------------------------------------------------------------------
 Cecil          Fiscal     -0-       -0-           -0-                 -0-            -0-          -0-         -0-
 Morris,         1998
-------------------------------------------------------------------------------------------------------------------------
Director

Stock Option Grants and Aggregated Stock Option/SAR Exercises

The Company granted no stock options or stock appreciation rights ("SARs") to the named Executive Officers in the last fiscal year. The following table sets forth the aggregated Common Stock Options exercised by the named Executive Officers in the last fiscal year and the year-end value of unexercised options:

     Aggregated Option/SAR Exercises in Fiscal Year Ended January 31, 2000
                       And Fiscal Year-End Option Values

--------------------------------------------------------------------------------------------------------------------------
Name               Shares                Value realized         Number of unexercised         Value of Unexercised in-
                   acquired on           ($)                    Options/SARs at Fiscal        the-money Options/SARs
                   Exercise (#)                                 Year-End (#)                  at Fiscal Year-End ($)
                                                                Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------
Keith Andrews         -0-                   -0-                           -0-/                            -0-
                                                                          -0-
--------------------------------------------------------------------------------------------------------------------------
Rod Jao               -0-                   -0-                        150,000/                           -0-
                                                                          -0-
--------------------------------------------------------------------------------------------------------------------------
Cecil Morris          -0-                   -0-                           -0-/                            -0-
                                                                          -0-
--------------------------------------------------------------------------------------------------------------------------

Director Compensation

Cecil Morris

For his services as a non-employee Director of the Company, the Company will compensate Cecil Morris $3,000 per annum. Under the agreement, for his services as Director of the Company, Mr. Morris will also receive 150,000 options with an immediate vesting date upon execution of the agreement to act as Director.

Employment Agreements

Rod Jao

On February 1, 2001 the Company entered into an employment agreement with Rod Jao. The term of the agreement is one year, with the right of the Company to terminate the agreement with thirty days written notice. Under the agreement, for his services as CEO and President of the Company, Mr. Jao will receive a base salary of $3,000 per annum.

For his services as a Director prior to February 1, 2001, Mr. Jao received 150,000 options with an immediate vesting date.

Keith Andrews

On February 1, 2001 the Company entered into an employment agreement with Keith Andrews. The term of the agreement is one year, with the right of the Company to terminate the agreement with thirty days written notice. Under the agreement, for his services as Secretary of the Company, Mr. Andrews will receive a base salary of $3,000 per annum.

Under his employment agreement, Mr. Andrews will receive 150,000 options with an immediate vesting date upon execution of the employment agreement.

Certain Relationships and Related Transactions

None.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES TO THE BOARD OF DIRECTORS NAMED ON THE ACCOMPANYING PROXY FORM.


                    PROPOSAL TWO - APPOINTMENT OF AUDITORS

Morgan & Co. has been the Company's independent auditors since July 1994. Proposal No. 2 is to reappoint Morgan & Co. as the Company's independent public accountants for the fiscal year ending January 31, 2002. No representative of Morgan & Co. is expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF MORGAN & CO. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 31, 2002


           PROPOSAL THREE - APPROVAL OF THE COMPANY'S 2000 COMBINED
                 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN


A complete copy of the Company's 2000 Combined Incentive and Nonqualified Stock Option Plan is as follows:

                           EXPLORE TECHNOLOGIES INC.

          2000 Combined Incentive and Nonqualified Stock Option Plan


     1   Purpose. The purpose of the 2000 Combined Incentive and Nonqualified
         -------
         Stock Option Plan (the "Plan") is to provide a means by which Explore Technologies Inc., a Nevada corporation (the "Company"), may attract, reward and retain services or advice of current or future employees, officers, directors and agents of the Company and to provide added incentives to them by encouraging stock ownership in the Company.

     2   Administration. This Plan shall be administered by the Board of
         --------------
         Directors of the Company (the "Board") or, if the Board shall authorize a committee to administer this Plan, by such committee to the extent so authorized; provided, however, that only the Board of Directors may suspend, amend or terminate this Plan as provided in Section 13, and provided further that a committee that includes officers of the Company shall not be permitted to grant options to persons who are officers of the Company. The administrator of this Plan is referred to as the "Plan Administrator".

          2.1  Procedures. The Board of Directors shall designate one member of
               ----------
               the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all Plan Administrator members, shall constitute valid acts of the Plan Administrator.

          2.2  Powers. Subject to the specific provisions of this Plan, the Plan
               ------
               Administrator shall have the authority, in its discretion: (a) to grant the stock options described in Section 5, including Incentive Stock Options and Non-Qualified Stock Options, and to designate each option granted as an Incentive Stock Option or a Non-Qualified Stock Option; (b) to determine, in accordance with section 5.1 (f) of this Plan, the fair market value of the shares of Common Stock subject to options; (c) to determine the exercise price per share of options; (d) to determine the Optionees to whom, and the time or times at which, options shall be granted and the number of shares of common Stock to be represented by each option; (e) to interpret this Plan; (f) the prescribe, amend and rescind rules and regulations relating to this Plan; (g) to determine the terms and provisions of each option granted (which need not be identical) and, with the consent of the Optionee, modify or amend each option; (h) to reduce the exercise price per share of the outstanding and unexercised options; (i) to defer, with the consent of the Optionee, or to accelerate the exercise date of any option; (j) to waive or modify any term or provisions contained in any option applicable to the underlying shares of Common Stock; (k) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an option previously granted by the Plan Administrator; and (l) to make all other determinations deemed necessary or advisable for the administration of this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any option issued hereunder or of any rule or regulation promulgated in connection herewith and all actions taken by the Plan Administrator shall be conclusive and binding on all interested parties. The Plan Administrator may delegate administrative functions to individuals who are officers or employees of the Company.

          2.3  Limited Liability. No member of the Board of Directors or the
               -----------------
               Plan Administrator or officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board of Directors and Plan Administrator may act in their absolute discretion in all matters related to the Plan.

          2.4  Securities Exchange Act of 1934. At any time that the Company has
               -------------------------------
               a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations, proposed and final, thereunder, as all may be amended from time to time, and each member of the Plan Administrator shall be a "disinterested director" and an "outside director" with the meaning of such Rule 16b-3 and Section 162(m), respectively.

     3    Stock Subject to This Plan. Subject to adjustment as provided below
          --------------------------
          and in Section 11 hereof, the stock subject to this Plan shall be the Company's common stock (the "Common Stock") and the total number of shares of Common Stock to be delivered on the exercise of all options granted under this Plan shall not exceed 3,000,000 shares as such Common Stock was constituted on the Effective Date of this Plan (as defined in Section 15 hereof). If any option granted under this Plan expires, is surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan, including for replacement options that may be granted in exchange for such surrendered, canceled or terminated options. Shares issued on exercise of options granted under this Plan may be subject to restrictions on transfer, repurchase rights or other restrictions as determined by the Plan Administrator.

     4    Eligibility.
          -----------

          4.1  Optionees. The Plan Administrator may award options to any
               ---------
               current or future employee, officer, agent, consultant or director of the Company or its subsidiaries. Any party to whom an option is granted under this Plan is referred to as an "Optionee".

          4.2  Subsidiaries. As used in this Plan, the term "subsidiary" of a
               ------------
               company shall include any corporation in which such company owns, directly or indirectly, at the time of the grant of an option hereunder, stock having 50% or more of the total combined voting power of all classes of stock thereof.

     5    Awards. The Plan Administrator, from time to time, may take the
          ------
          following actions, separately or in combination, under this Plan: (a) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to any employee of the Company or its subsidiaries, as provided in Section 5.1 of this Plan; (b) grant options other than Incentive Stock Options ("Non-Qualified Stock Options") as provided in Section 5.2 of this Plan; (c) grant options to officers, employees and others in foreign jurisdictions, as provided in Section 7 of this Plan; and (d) grant options in certain acquisition transactions, as provided in Section 8 of this Plan. No employee may be granted options to acquire more than 100,000 shares in any fiscal year of the Company.

          5.1  Incentive Stock Options. Incentive Stock Options shall be subject
               ------------------------
               to the following terms and conditions:

               (a) Incentive Stock Options may be granted under this Plan only to employees of the company or its subsidiaries, including employees who are directors.

               (b) No employee may be granted Incentive Stock Options under this Plan to the extent that the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year, under this Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any subsidiary, exceeds $250,000. To the extent that any option designated as an Incentive Stock Option exceeds the $250,000 limit, such option shall be treated as a Non-Qualified Stock Option. In making this determination, options shall be taken into account in the order in which they were granted, and the fair market value of the shares of Common Stock shall be determined as of the time that the option with respect to such shares was granted.


               (c) An Incentive Stock Option may be granted under this Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company (as determined pursuant to the attribution rules contained in
                    Section 424(d) of the Code) only if the exercise price is at least 110% of the fair market value of the common Stock subject to the option on the date the option is granted, as described in Section 5.1(f) of this Plan, and only if the option by its terms is not exercisable after the expiration of five years from the date it is granted.

               (d) Except as provided in sections 5.5 of this Plan, no Incentive Stock Option granted under this Plan may be exercised unless at the time of such exercise the Optionee is employed by the Company or any subsidiary of the company and the Optionee has been so employed continuously since the date such option was granted.

               (e) Subject to Sections 5.1(c) and 5.1(d) of this Plan, Incentive Stock Options granted under this Plan shall continue in effect for the period fixed by the Plan Administrator, except that no Incentive Stock Option shall be exercisable after ten years from the date it is granted.

               (f) The exercise price shall not be less than 100% of the fair market value of the shares of Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value of shares shall be the closing price per share of the Common Stock on the date of grant as reported on a securities quotation system or stock exchange. If such shares are not so reported or listed, the Plan Administrator shall determine the fair market value of the shares of Common Stock in its discretion.

               (g) The provisions of clauses (b) and (c) of this Section shall not apply if either the applicable sections of the Code or the regulations thereunder are amended so as to change or eliminate such limitations or to permit appropriate modifications of those requirements by the Plan Administrator.

          5.2  Non-Qualified Stock Options.  Non-Qualified Stock Options shall
               ----------------------------
               be subject to the following terms and conditions:

               (a) The exercise price may be more or less than or equal to the fair market value of the shares of Common Stock covered by the Non-Qualified Stock Option on the date the option is granted, and the exercise price may fluctuate based on criteria determined by the Plan Administrator. The fair market value of shares of Common Stock covered by a Non-Qualified Stock Option shall be determined by the Plan Administrator, as described in Section 5.1(f).

               (b) Unless otherwise established by the Plan Administrator, any Non-Qualified Stock Option shall terminate ten years after the date it is granted.

          5.3  Vesting. To ensure that the Company will achieve the purposes of
               -------
               and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall be exercisable according to a vesting schedule or no vesting schedule as established or determined by the Plan Administrator.

          5.4  Nontransferability. Options granted under this Plan and the
               ------------------
               rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, shall not be subject to execution, attachment or similar process, and shall be exercisable during the Optionee's lifetime only by the Optionee. Any purported transfer or assignment in violation of this provision shall be void.

          5.5  Termination of Options.
               ----------------------

               (a)  Generally. Unless otherwise determined by the Plan
                    ---------
                    Administrator or specified in the Optionee's Option Agreement, if the Optionee's employment or service with the Company terminates for any reason other than for cause, resignation, retirement, disability or death, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three month period, that portion of the Optionee's option that was exercisable at the time of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met by the date of exercise of such option.

               (b)  For Cause: Resignation.
                    -----------------------

               (i) If an Optionee is terminated for cause or resigns in lieu of dismissal, any option granted hereunder shall be deemed to have terminated as of the time of the first act that led or would have led to the termination for cause or resignation in lieu of dismissal and such Optionee shall thereupon have no right to purchase any shares of Common Stock pursuant to the exercise of such option, and any such exercise shall be null and void. Termination for "cause" shall include: (i) the violation by the Optionee of any reasonable rule or policy of the Board of Directors or the Optionee's superiors or the chief executive officer or the chief operating officer of the Company that results in damage to the Company or which, after notice to do so, the Optionee fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Optionee in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet the objectives of the Company; (iv) any wrongful conduct of an Optionee that has an adverse impact on the Company or that constitutes a misappropriation of the assets of the Company;
                    (v) unauthorized disclosure of confidential information; or
                    (vi) the Optionee's performing services for any other company or person that competes with the Company while he or she is employed by or provides services to the Company, without the written approval of the chief executive officer of the Company. "Resignation in lieu of dismissal" shall mean a resignation by an Optionee of the employment with or service to the Company if: (i) the Company has given prior notice to such Optionee of its intent to dismiss the Optionee for circumstances that constitute cause; or (ii) within two months of the Optionee's resignation, the chief operating officer or the chief executive officer of the Company or the Board of Directors determines, which determination shall be final and binding, that such resignation was related to an act that would have led to a termination for cause.

               (ii) If an Optionee resigns from the Company, the right of the
                    Optionee to exercise his or her option shall be suspended for a period of two months from the date of the resignation, unless the chief executive officer of the Company or the Board of Directors determines otherwise in writing. Thereafter, unless there is a determination that the Optionee resigned in lieu of dismissal, the option may be exercised at any time before the earlier of: (i) the expiration date of the option (which shall have been similarly suspended); or (ii) the expiration of three months after the date of resignation, for that portion of the Optionee's option that was exercisable at the time of such resignation (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

               (c)  Retirement. Unless otherwise determined by the Plan
                    ----------
                    Administrator, if an Optionee's employment or service with the Company is terminated with the Company's approval for reasons of age, the Option may be exercised at any time before the earlier of: (a) the expiration date of the option; or (b) the expiration of three months after the date of such termination of employment or service (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met at the date of exercise of such option).

               (d)  Disability. Unless otherwise determined by the Plan
                    ----------
                    Administrator, if an Optionee's employment or relationship with the Company terminates because of a permanent or total disability (as defined in Sections 22(e)(3) of the Code), the option may be exercised at any time before the earlier of: (a) the expiration date of the option; or (b) the expiration of 12 months after the date of such termination, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section 6.4 and any other conditions specified in the Option Agreement shall have been met be the date of exercise of such option).

               (e)  Death. Unless otherwise determined by the Plan
                    -----
                    Administrator, in the event of the death of an Optionee while employed by or providing service to the Company, the option may be exercised at any time before the earlier of:
                    (a) the expiration date of the option; or (b) the expiration of 12 months after the date of death by the person or persons to whom such Optionee's rights under the option shall pass by the Optionee's will or by the applicable laws of descent and distribution, for up to the full number of shares of Common Stock covered thereby, including any portion not yet vested (provided the conditions of Section
                    6.4 and any other conditions specified in the Option Agreement shall have been met be the date of exercise of such option).

               (f)  Extension of Exercise Period Applicable to Termination. The
                    ------------------------------------------------------
                    Plan Administrator, at the time of grant or at any time thereafter, may extend the one month, three month and 12 month exercise periods to any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Plan Administrator may determine; provided, that any extension of the exercise period or other modification of an Incentive Stock Option shall be subject to the written agreement and acknowledgment by the Optionee that the extension of modification disqualifies the option as an Incentive Stock Option.

               (g)  Failure to Exercise Option. To the extent that the option of
                    --------------------------
                    any deceased Optionee or of any Optionee whose employment or service terminates is not exercised within the applicable period, all rights to purchase shares of Common Stock pursuant to such options shall cease and terminate.

               (h)  Transfers; Leaves. For purposes of this Section 5.5, a
                    -----------------
                    transfer of employment or other relationship between or among the Company and/or any subsidiaries shall not be deemed to constitute a termination of employment or other cessation of relationship with the Company or any of its subsidiaries. For purposes of this Section 5.5, with respect to Incentive Stock Options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator) in accordance with the policies of the Company.

     6    Exercise.
          --------

          6.1  Procedure. Subject to the provisions of Section 5.3 above, each
               ---------
               option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased on any exercise of any option granted hereunder and that only whole shares will be issued pursuant to the exercise of any option (the number of 100 shares shall not be changed by any transaction or action described in Section 8 or Section 11 unless the Plan Administrator determines that such a change is appropriate). Options shall be exercised by delivery to the Secretary of the Company or his or her designated agent of notice of the number of shares with respect to which the option is exercised, together with payment in full of the exercise price and any applicable withholding taxes.

          6.2  Payment. Payment of the option exercise price shall be made in
               -------
               full when the notice of exercise of the option is delivered to the Secretary of the Company, or his or her designated agent, and shall be in cash or bank certified or cashier's check or through irrevocable instructions to a stock broker to deliver the amount of sales proceeds necessary to pay the appropriate exercise price and withholding tax obligations, all in accordance with applicable governmental regulations, for the shares of Common Stock being purchased. The Plan Administrator may determine at the time the option is granted for Incentive Stock Options, or at an time before exercise for Non-Qualified Stock Options, that additional forms of payment will be permitted.

          6.3  Withholding. Before the issuance of shares of Common Stock on the
               -----------
               exercise of an option, the Optionee shall pay to the Company the amount of any applicable federal, state or local tax withholding obligations. The Company may withhold any distribution in whole or in part until the Company is so paid. The Company shall have the right to withhold such amount from any other amounts due or to become due from the Company to the Optionee, including salary (subject to applicable law) or to retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse it for any such taxes and cancel (in whole or in part) any such shares so withheld.

          6.4  Conditions Precedent to Exercise. The Plan Administrator may
               --------------------------------
               establish conditions precedent to the exercise of any option, which shall be described in the relevant Option Agreement.

     7    Foreign Qualified Grants. Options under this Plan may be granted to
          ------------------------
          officers and employees of the Company and other persons described in
          Section 4 who reside in foreign jurisdictions as the Plan Administrator may determine from time to time. The Board of Directors may adopt supplements to the Plan as needed to comply with the applicable laws of such foreign jurisdictions and to give Options favorable treatment under such laws; provided however, that no award shall be granted under any such supplement on terms more beneficial to such Optionees than those permitted by this Plan.

     8    Corporate Mergers, Acquisitions, Etc. The Plan Administrator may also
          ------------------------------------
          grant options under this Plan having terms, conditions and provisions that vary from those specified in this Plan provided that such options granted in substitution for, or in connection with the assumption of, existing options granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, reorganization or liquidation to which the Company is a party.

     9    Holding Period. Unless otherwise determined by the Plan Administrator,
          --------------
          if a person subject to Section 16 of the Exchange Act exercises an option within six months of the date of grant of the option, the shares of Common Stock acquired on exercise of the option may not be sold until six months after the date of grant of the option.

     10   Option Agreements. Options granted under this Plan shall be evidenced
          -----------------
          by written stock option agreements (the " Option Agreements") that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are consistent with this Plan. All Option Agreements shall include or incorporate by reference the applicable terms and conditions contained in this Plan.

     11   Adjustments On Changes in Capitalization.
          ----------------------------------------

          11.1 Stock Splits, Capital Stock Adjustments. The aggregate number and
               ---------------------------------------
               class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of

                  Common Stock of the Company resulting from a stock split, stock dividend or consolidation of shares or any like capital stock adjustment.

          11.2    Effect of Merger, Sale of Assets, Liquidation or Dissolution.
                  ------------------------------------------------------------

             (a)     Mergers, Sale of Assets, Other Transactions. In the event
                     -------------------------------------------
                     of a merger, consolidation or plan of exchange to which the Company is a party or a sale of all or substantially all of Company's assets (each, a "Transaction") the Board of Directors, in its sole discretion and to the extent possible under the structure of the Transaction, shall select one of the following alternatives for treating outstanding options under this Plan.

             (i) Outstanding options shall remain in effect in accordance with their terms;

             (ii) Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied;

             (iii) The Board of Directors provides a period before the consummation of the Transaction during which outstanding options shall be exercisable to the extent vested and, on the expiration of such period, all unexercised options shall immediately terminate. The Board of Directors, in its sole discretion, may accelerate the vesting of such options so that they are exercisable in full during such period; or

             (iv) The Board of Directors shall take such other action with respect to outstanding options as the Board deems to be in the best interests of the Company.

             (b)     Liquidation, Dissolution. If the Company is liquidated or
                     ------------------------
                     dissolved, options shall be treated in accordance with
                     Section 11.2 (a) (iii).

          11.3    Fractional Shares. If the number of shares covered by any
                  -----------------
                  option is adjusted, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

          11.4   Determination of Board to Be Final. All adjustments under this
                 ----------------------------------
                 Section 11 shall be made by the Board of Directors, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an Incentive Stock Option shall be made, if possible, in such a manner so as not to constitute a "modification", as defined in
                 Section 424(h) of the Code, and so as not to cause the Optionee's Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

     12   Securities Regulations. Shares of Common Stock shall not be issued
          ----------------------
          with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the non-issuance or sale of such shares as to which such requisite authority shall not have been obtained.

               As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the option of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and the records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an option of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Plan Administrator may also require such other action or agreement by the Optionees as may from time to time be necessary to comply with the federal and state securities laws. THE PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

               If any of the Company's capital stock of the same class as the Common Stock subject to options is granted hereunder is listed on a national securities exchange, all shares of Common Stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon before the issuance thereof.

     13   Amendment and Termination.
          -------------------------

          13.1      Plan. The Board of Directors may at any time suspend, amend
                    ----
                    or terminate this Plan, provided that, except as set forth in Section 8, the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will:

             (a) increase the number of shares of Common Stock to be reserved for the issuance of options under this Plan;

             (b) permit the granting of stock options to a class of persons other than those now permitted to receive stock options under this Plan; or

             (c)    require shareholder approval under applicable law, including
                    Section 16(b) of the Exchange Act.

          13.2      Options. Subject to the requirements of Section 422 of the
                    -------
                    Code with respect to Incentive Stock Options and to the terms and conditions and within the limitation of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be made in such a manner so as not to constitute a "modification", as defined in Section 425(h) of the Code, and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in
                    Section 422(b) of the Code.

          13.3      Automatic Termination. Unless sooner terminated by the Board
                    ---------------------
                    of Directors, this Plan shall terminate ten years from the date on which this Plan is adopted by the Board. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any option theretofore granted under this Plan.

     14            Miscellaneous.
                   --------------

          14.1      Time of Granting Options. The date of grant of an option
                    ------------------------
                    shall, for all purposes, be the date on which the Company completes the required corporate action relating to the grant of an option; the execution of an Option Agreement and the conditions to the exercise of an option shall not defer the date of grant.

          14.2   No Status as Shareholder. Neither the Optionee nor any party to
                 ------------------------
                 which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges or, a shareholder of the Company with respect to any of the shares of Common Stock issueable on the exercise of any option granted under this Plan unless and until such option has been exercised and the issuance (as evidenced by the appropriate entry on the books of the Company or duly authorized transfer agent of the Company) of the stock certificate evidencing such shares.

          14.3   Status as an Employee. Nothing in this Plan or any option
                 ---------------------
                 granted pursuant to this Plan shall confer on any Optionee any right to continue in the employ of the Company, or to interfere in any way with the right of the Company to terminate his or her employment or other relationship with the company at any time.

          14.4   Reservation of Shares. The Company, during the term of this
                 ---------------------
                 Plan, at all times will reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of this Plan.

     15   Effectiveness of This Plan. This Plan shall become effective on the
          ---------------------------
          date on which it is adopted by the Board of Directors of the Company (the "Effective Date"). No option granted under this Plan to any officer or director of the company shall become exercisable until the Plan is approved by the shareholders, and any option granted before such approval shall be conditioned on and is subject to such approval.


                           Adopted by the Board of Directors on February 1, 2001



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPANY'S 2000 COMBINED INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN


              PROPOSAL FOUR - ROLL BACK THE ISSUED AND OUTSTANDING
                           SHARES OF THE COMPANY 10:1

After researching the market, the Board of Directors have established that the Company has been unable to raise any capital due to the current share structure. The Board of Directors believe that it would be in the best interest of the Company to perform a Roll Back of the Issued and Outstanding shares of the Company 10:1 without further Shareholder approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AUTHORIZATION TO ROLL BACK THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY 10:1.

                                    GENERAL

Any other business that may be lawfully brought before the Annual Meeting.

                                  OTHER ITEMS

Annual Report to Shareholders

The Company is forwarding to each beneficial shareholder as of July 20, 2001 a copy of the Company's Annual Report based on the Registration Statement filed by the Company on Form 10-KSB as filed with the Securities and Exchange Commission on April 30, 2001, except exhibits thereto. However, shareholders who wish to obtain copies of the exhibits, may by written request to the Company obtain a copy of such exhibits upon payment of a reasonable fee the Company may impose for providing such exhibits. Requests for copies of the Exhibits to the Company's Form 10KSB should be mailed to:

                           Explore Technologies Inc.
                           #201-1166 Alberni Street
                           Vancouver BC V6E 3Z3
                           Attention: Rod Jao

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires that the Company's Executive Officers and Directors and persons who beneficially own more than ten percent of the Company's Common Stock, file initial reports of stock ownership and reports of changes in stock ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten-percent owners are required by applicable regulations to furnish the Company with copies of all section 16(a) forms that they file.

Shareholder Proposals

In order for a shareholder's proposal to be considered for inclusion in the Company's proxy materials for the 2002 Annual Meeting of Shareholders, the proposal must be received by the Company's Secretary at the above address no later than February 1, 2002 and must otherwise comply with the requirements of Rule 14a-8 of the Securities and Exchange Act of 1934 as amended.

Proposals of shareholders submitted for consideration at the Company's 2001 Annual Meeting other than those submitted for inclusion in the Company's proxy material pursuant to Rule 14a-8, must be delivered to the Company's Secretary no later than February 1, 2001. If such timely notice of a shareholder's proposal is not given, the Company's Proxy Holder may exercise discretionary voting authority to vote on the proposal when and if it is raised at the 2001 Annual Meeting.

                                              By Order of the Board of Directors

                                              /s/ Rod Jao

                                              Rod Jao
                                              Chief Executive Officer

                           EXPLORE TECHNOLOGIES, INC.                   PROXY
                            #201-1166 Alberni Street
                          Vancouver BC Canada V6E 3Z3


                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                       TO BE HELD MONDAY, AUGUST 27, 2001


     The undersigned shareholder hereby appoints Rod Jao or Keith Andrews as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all of the shares of common stock of Explore Technologies Inc. held on July 20, 2001 (the Record Date) at the Company's Annual General Meeting to be held on August 27, 2001 at 1:00 pm (Pacific Standard Time) at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington, 98104 and at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.


1.   ELECTION OF DIRECTORS

     [_] FOR all nominees listed below           [_] WITHHOLD AUTHORITY
     (except as marked to the contrary below)    to vote for all nominees listed
     below


(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)


     Keith Andrews      Rod Jao        Cecil Morris



2. APPOINTMENT OF MORGAN & CO. AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 31, 2002

     [_] FOR             [_] AGAINST              [_] ABSTAIN



3. RATIFY AND APPROVE THE COMPANY'S 2000 COMBINED INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN


     [_] FOR             [_] AGAINST              [_] ABSTAIN

4. AUTHORIZE THE BOARD OF DIRECTORS TO ROLL BACK THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY 10:1 AT THEIR DISCRETION WITHOUT FURTHER SHAREHOLDER APPROVAL


     [_] FOR             [_] AGAINST              [_] ABSTAIN


5. The Proxies are authorized to vote, in their discretion, upon such other matters as may properly come before the meeting, provided the Company did not have notice of such matter on or before June 15, 2001.


     This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, then this Proxy will be voted FOR all nominees for director listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.


     Please sign exactly as your name appears on the records of the Company's transfer agent. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


DATED:_______________, 2001                       ________________________________________________________________
                                                  Name of entity which owns the shares if other than an individual



__________________________________________        ________________________________________________________________
Signature (if signing individually)               Signature of authorized signatory



__________________________________________        ________________________________________________________________
Additional Signature if held jointly              Title of authorized signatory